Exhibit 10.9

AMENDMENT TO

VOTING AND STANDSTILL AGREEMENT

dated as of

May 13, 2024

among

LIONS GATE ENTERTAINMENT CORP.,

LIONSGATE STUDIOS CORP.,

LIBERTY GLOBAL VENTURES LIMITED,

DISCOVERY LIGHTNING INVESTMENTS LTD.,

MHR FUND MANAGEMENT, LLC,

LIBERTY GLOBAL LTD.,

WARNER BROS. DISCOVERY, INC.

and

the Mammoth Funds (as defined herein)

AMENDMENT TO VOTING AND STANDSTILL AGREEMENT

This AMENDMENT TO VOTING AND STANDSTILL AGREEMENT (this “Amendment”) dated as of May 13, 2024 among MHR Fund Management, LLC, a Delaware limited liability company (“Mammoth”), the affiliated funds of Mammoth party hereto (the “Mammoth Funds”), Liberty Global Ventures Limited (f/k/a Liberty Global Incorporated Limited), a limited company organized under the laws of England and Wales (“Leopard”), Discovery Lightning Investments Ltd., a limited company organized under the laws of England and Wales (“Dragon”), Lions Gate Entertainment Corp., a corporation organized under the laws of British Columbia, Canada (subject to Section 1.02(b) thereto, “LGEC”), Lionsgate Studios Corp., a corporation organized under the laws of British Columbia, Canada (“Pubco”), Liberty Global Ltd. (f/k/a Liberty Global plc), a Bermuda exempted company limited by shares (“Leopard Parent”), and Warner Bros. Discovery, Inc. (f/k/a Discovery Communications, Inc.), a Delaware corporation (“Dragon Parent” and, together with Mammoth and Leopard Parent, the “Investors” and each, an “Investor”) (collectively the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties entered into a Voting and Standstill Agreement, dated as of November 10, 2015, as amended on June 30, 2016 (the “Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Agreement); and

WHEREAS, LGEC, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company, SEAC II Corp., a Cayman Islands exempted company and predecessor-in-interest to Pubco, SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, LG Sirius Holdings ULC, a British Columbia unlimited liability company and LG Orion Holdings ULC, a British Columbia unlimited liability company, entered into a Business Combination Agreement, dated as of December 22, 2023, (the “Business Combination Agreement”, and the transactions contemplated therein, the “Transactions”) upon the terms and subject to the conditions in force on such date; and

WHEREAS, in connection with the Business Combination Agreement and Transactions, the Parties desire to amend the Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereto agree as follows:

1. Addition of Pubco. Pubco hereby agrees to the provisions of, and joins as a party to, the Agreement as in effect as of the date hereof, mutatis mutandis, and all references to “Company” in the Agreement shall be deemed to refer to each of the Company and Pubco, as applicable. By executing below, Pubco is deemed to have executed the Agreement with the same force and effect as if originally named a party thereto. For the avoidance of doubt, the Parties acknowledge that the provisions of Article 2 (excluding Section 2.01(c)), Section 3.01 and Section 3.04 of the Agreement do not apply to Pubco.

2. Investor Rights Agreement. The Parties hereby agree that all references in the Agreement to the Investor Rights Agreement shall, solely with respect to Pubco, be deemed to refer to the Investor Rights Agreement by and among Pubco, Leopard, Leopard Parent, Dragon, Dragon Parent, Mammoth and the Mammoth Funds, dated as of May 13, 2024 (the “Pubco IRA”), and the reference to Section 4.01(a) of the Investor Rights Agreement in Section 4.04(c) of the Agreement shall not apply with respect to Pubco.

3. Other Amendments.

(a) The definition of “Excess Securities” is hereby amended and restated in its entirety as follows:

“Excess Securities” means such number of Voting Securities representing the amount of Voting Power, if any, by which the Voting Power represented by Voting Securities beneficially owned, in the aggregate, by all LD Investors and their respective Affiliates and any Person that is a member of a group with any such Persons with respect to Company Securities exceeds (y) in the case of the Company, 18.5% of the Total Voting Power and (z) in the case of Pubco, 16.02% of the Total Voting Power. For the purposes of the definition of “Excess Securities,” Mammoth and its Affiliates shall not under any circumstances constitute part of a “group” with the LD Investors or any of their Affiliates.

(b) The fourth sentence of Section 6.03 is hereby amended and restated in its entirety as follows:

For the avoidance of doubt, the parties acknowledge and agree that it is intended that each of the Company (or Pubco, as applicable) and Mammoth are separate beneficiaries of all the LD Investors’ obligations under this Agreement and, accordingly, each of the Company (or Pubco, as applicable) and Mammoth shall be separately entitled to bring an action seeking an injunction to prevent breaches of, or enforce compliance with, such obligations, and any waiver of such obligations shall require the written waiver of each of the Company (or Pubco, as applicable) and Mammoth separately; provided that if Mammoth (together with its Affiliates) ceases to beneficially own at least 5,000,000 Common Shares (adjusted for any stock split, stock dividend, reverse stock split or similar event), Mammoth shall no longer be entitled to enforce, or be required to waive or to consent to any waiver by the Company (or Pubco, as applicable) of, such obligations of the LD Investors.

(c) Section 5.01 is hereby amended and restated in its entirety as follows:

Termination. With respect to the Company, this Agreement shall automatically terminate, without any further action by any Person, upon (i) the written agreement of each party hereto to terminate this Agreement or (ii) the occurrence of any Change of Control Transaction resulting in the creation of a New Company pursuant to clause (a) of the definition thereof. With respect to Pubco, this Agreement shall automatically terminate upon the termination of the Pubco IRA.

4. M. Any and all references to M shall be deemed deleted and nonexistent for any and all purposes under the Agreement and, for the avoidance of doubt, as of the date hereof, M shall not be a party to the Agreement thereto.

5. Investor Board Designees. Solely with respect to Pubco, LGEC hereby agrees that, for so long as any Investor has the right to nominate at least one Investor Designee, LGEC shall, and shall cause each of its Controlled Persons to, (i) cause the Voting Securities of Pubco beneficially owned by LGEC and/or any of its Controlled Persons to be voted in favor of all Investor Designees of any Investor and (ii) not vote any of the Voting Securities beneficially owned by LGEC and/or any of its Controlled Persons in favor of the removal of any Investor Designee of any Investor; provided that, if an Investor entitled to nominate any such director shall request in writing the removal of such director, LGEC shall, and shall cause each of its Controlled Persons to, vote the Voting Securities beneficially owned by LGEC and/or any of its Controlled Persons in favor of such removal.

6. No Other Changes. All terms of the Agreement, except as amended by this Amendment, remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIBERTY GLOBAL LTD.

By:	/s/ Bryan H. Hall
Name: Bryan H. Hall
Title: EVP, General Counsel & Secretary

LIBERTY GLOBAL VENTURES LIMITED

By:	/s/ Jeremy Evans
Name: Jeremy Evans
Title: Director

For Notices: Liberty Global Ltd. 1550 Wewatta Street Suite 1000 Denver, Colorado 80202 Attention: General Counsel, Legal Department E-mail: LegalUS@libertyglobal.com with a copy to:

Liberty Global Ventures Limited

Griffin House

161 Hammersmith Road

London, United Kingdom, W6 8BS

Attention: General Counsel, Legal Department

E-mail: LegalUS@libertyglobal.com

with a copy (which shall not

constitute notice) to:

A&O Shearman

599 Lexington Avenue

New York, NY 10022

Attention: Daniel Litowitz

Cody Wright

E-mail: daniel.litowitz@aoshearman.com

cody.wright@aoshearman.com

[Signature Page to Amendment to Standstill and Voting Agreement]

DISCOVERY LIGHTNING INVESTMENTS LTD.

By:	/s/ Roanne Lea Weekes
Name: Roanne Lea Weekes
Title: Director

For Notices:

Discovery Lightning Investments Ltd.

c/o Warner Bros. Discovery, Inc.

230 Park Avenue South

New York, NY 10003

Attention: Tara L. Smith, Executive Vice President, Legal, Capital Markets & Corporate Secretary, Global Head of ESG

E-mail: Tara.Smith@wbd.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

66 Hudson Boulevard E

New York, NY 10001

Attention: Jonathan E. Levitsky

Benjamin R. Pedersen

E-mail:  jelevitsky@debevoise.com

brpeders@debevoise.com

[Signature Page to Amendment to Standstill and Voting Agreement]

MHR FUND MANAGEMENT, LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

For Notices:

MHR Fund Management LLC

1345 Avenue of the Americas, Floor 42

New York, NY 10105

Attention: Janet Yeung

Email: jyeung@mhrfund.com

with a copy (which shall not constitute notice) to:

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, NY 10036

Attention: David I. Schultz

Email: dschultz@omm.com

[Signature Page to Amendment to Standstill and Voting Agreement]

WARNER BROS. DISCOVERY, INC.

By:	/s/ Tara L. Smith
	Name:	Tara L. Smith
	Title:	Executive Vice President, Legal, Capital Markets & Corporate

For Notices:

Warner Bros. Discovery, Inc.

230 Park Avenue South

New York, NY 10003

Attention: Tara L. Smith, Executive Vice President, Legal, Capital Markets & Corporate Secretary, Global Head of ESG

E-mail: Tara.Smith@wbd.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

66 Hudson Boulevard E

New York, NY 10001

Attention: Jonathan E. Levitsky

Benjamin R. Pedersen
E-mail:	jelevitsky@debevoise.com
brpeders@debevoise.com

[Signature Page to Amendment to Standstill and Voting Agreement]

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By:	MHR Advisors LLC, its general partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR CAPITAL PARTNERS (100) LP

By:	MHR Advisors LLC, its general partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS II LP

By:	MHR Institutional Advisors II LLC, its general partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS IIA LP

By:	MHR Institutional Advisors II LLC, its general partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP

By:	MHR Institutional Advisors III LLC, its general partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

[Signature Page to Amendment to Standstill and Voting Agreement]

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer

For Notices:

Lions Gate Entertainment Corp.

2700 Colorado Avenue

Santa Monica, CA 90404

Attention: Bruce Tobey, General Counsel Email: btobey@lionsgate.com with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: David E. Shapiro

Email: DEShapiro@wlrk.com

LIONSGATE STUDIOS CORP.

By:	/s/ Adrian Kuzycz
Name:	Adrian Kuzycz
Title:	President

For Notices:

c/o Lions Gate Entertainment Corp.

2700 Colorado Avenue

Santa Monica, CA 90404

Attention: Bruce Tobey, General Counsel

Email: btobey@lionsgate.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: David E. Shapiro

Email: DEShapiro@wlrk.com

[Signature Page to Amendment to Standstill and Voting Agreement]